UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCEL	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

The Board of Directors (the “Board”) of FuelCell Energy, Inc. (the “Company”) has decided to cancel the Special Meeting of Stockholders previously scheduled to be held on Friday, December 13, 2019 at 10:00 a.m. Eastern Standard Time (the “Special Meeting”).

The Company originally scheduled the Special Meeting to consider (i) a proposal to increase the number of authorized shares of common stock of the Company from 225,000,000 shares to 450,000,000 shares, (ii) a proposal to authorize the Board to effect a reverse stock split through an amendment to the Company’s Certificate of Incorporation, as amended, and (iii) a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies. As discussed in the definitive proxy statement for the Special Meeting, which was filed by the Company with the Securities and Exchange Commission on November 6, 2019, one of the purposes of the proposed reverse stock split was to increase the closing bid price of the Company’s common stock to a level satisfactory to regain compliance with the continued listing requirements – in particular, the minimum bid price requirement – of the Nasdaq Global Market. To regain compliance with such requirement, the closing bid price of the Company’s common stock must be at least $1.00 per share for a minimum of 10 consecutive business days by January 14, 2020.

The Company will continue to execute on its business plan in support of organic growth, and will also explore other options available to it to meet the Nasdaq minimum bid price requirement, including the submission of an application to transfer the listing of its common stock to The Nasdaq Capital Market and requesting an additional 180-day period to meet the minimum bid price requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: December 12, 2019	By:	/s/ Michael S. Bishop
Michael S. Bishop
Executive Vice President and Chief Financial Officer